Exhibit 10.27

INTERCREDITOR AGREEMENT

This Intercreditor Agreement (“Agreement”) is entered into effective as of the 11th day of June, 2010 by and between ACTION CAPITAL CORPORATION (“ACTION”) located at 230 Peachtree Street, Suite 910, Atlanta, GA 30303 and I. WISTAR MORRIS with an office located at Suite 300, 4 Tower Bridge, 200 Barr Harbor Drive, West Conshohocken, PA 19428 (“LENDER”).

WITNESSETH:

WHEREAS, ACTION and LENDER have both loaned or intend to loan money or otherwise extend credit to Lattice Incorporated and their wholly owned subsidiaries Lattice Government Services FKA Ricciardi Technologies Inc. and System Management Engineering Inc. (‘‘Borrower”); and

WHEREAS, in the case of Lender, Borrower has issued a certain Promissory Note dated June 11, 2010 in the amount of $1,250,000 (the “Note”) to LENDER which is secured by certain accounts receivable of Borrower; and

WHEREAS, ACTION holds a prior security interest in certain assets of Borrower including without limitation all accounts receivable, government contract rights and task orders of Borrower (the “ACTION Lien”); and

WHEREAS, ACTION has agreed to subordinate the ACTION Lien in certain government contracts, task orders and accounts receivable of Borrower as more specifically detailed in the attached Exhibit A incorporated herein by reference (the “LENDER COLLATERAL”); and

WHEREAS, ACTION has agreed to forward the proceeds of LENDER Collateral to LENDER upon receipt, all as set forth herein below.

NOW, THEREFORE, LENDER and ACTION agree as follows:

1.
LENDER shall have with respect to ACTION a first priority security interest with respect to the amounts outstanding under the LENDER COLLATERAL. Upon receipt from Borrower of the invoices with respect to the LENDER COLLATERAL, LENDER shall forward copies of same to ACTION.

ACTION shall have a first priority security interest with respect to all other accounts receivable of Borrower, excluding however, the LENDER COLLATERAL. LENDER shall at all times have the senior right to receive any and all payments or proceeds of the LENDER COLLATERAL, which payments or proceeds shall be applied to the obligations of Borrower to LENDER under the Note, ACTION shall at all times have the senior right to receive and /or collect any and all payments or proceeds of Borrower’s accounts, invoices, accounts receivable, unbilled revenue, contract rights, chattel paper, documents, instruments, and general intangibles (excluding, however, the LENDER COLLATERAL), which payments or proceeds may be applied to the obligations of Borrower to ACTION.

2.	Within two (2) business days of receipt by ACTION of amounts due under the LENDER COLLATERAL, ACTION will forward the amounts so collected to LENDER by wire transfer to LENDER’S account as follows:

Wachovia Bank
3442 Orange Ave., NE
Roanoke, VA 24012
ABA [Redacted - Confidential]
Beneficiary: First Clearing, LLC
Acct. #: [Redacted - Confidential]
Further Credit: I. Wistar Morris, Acct [Redacted - Confidential]

3.
This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. In the event any provision of this Agreement or that application of such provision to any person or circumstance shall for any reason and to any extent be deemed invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the full extent permitted by law. This Agreement may be amended only in a writing signed by ACTION and LENDER.

4.
No waiver of any provision of this Agreement shall be effective unless such waiver is in writing and signed by the party against which the waiver is to be enforced. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

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[Signature Page of Intercreditor Agreement]

IN WITNESS WHEREOF, the undersigned have entered into this Agreement effective the day and year first above written.

“ACTION”		“LENDER”
ACTION CAPITAL CORPORATION
BY:	/s/ Becky J. Cronister	/s/ I. Wistar Morris
TITLE:	PRESIDENT	I. WISTAR MORRIS

Read and consented to this 11th day of June, 2010.
“BORROWER”
LATTICE, INCORPORATED

BY:	/s/ Paul Burgess
TITLE:	CEO

LATTICE GOVERNMENT SERVICES, INC.

By:	/s/ Kenneth E. Kaizer
Title:	PRESIDENT

Exhibit “A”

[Redacted - Confidential]